UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2022

CRESCENT CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01132	47-3162282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 SANTA MONICA BLVD., SUITE 2000, LOS ANGELES, CA	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 235-5900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CCAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 3, 2022, Crescent Capital BDC, Inc., a Maryland corporation (“CCAP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Eagle Alternative Capital BDC, Inc., a Delaware corporation (“FCRD”), Echelon Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of CCAP (“Acquisition Sub”), Echelon Acquisition Sub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of CCAP (“Acquisition Sub 2”), and Crescent Cap Advisors, LLC, a Delaware limited liability company and the external investment adviser to CCAP (“CCAP Advisor”).

The Merger Agreement provides that (i) Acquisition Sub will merge with and into FCRD (the “First Merger”), with FCRD continuing as the surviving company and as a wholly-owned subsidiary of CCAP (the “Surviving Company”), and (ii) immediately after the effectiveness of the First Merger, the Surviving Company will merge with and into Acquisition Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Acquisition Sub 2 continuing as the surviving company and as a wholly-owned subsidiary of CCAP.

The board of directors of FCRD, at the recommendation of the special committee of FCRD, and the board of directors of CCAP and the governing bodies of Acquisition Sub and Acquisition Sub 2 have approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby. In addition, in connection with the Merger Agreement, Sun Life Assurance Company of Canada, which owns a majority interest in CCAP Advisor, has committed to provide secondary-market support and will purchase $20 million of the combined company’s common stock via a share purchase program over time following the consummation of the Merger Agreement.

Merger Consideration

At the date and time when the First Merger becomes effective (the “Effective Time”), each share of common stock, par value $0.001 per share, of FCRD (“FCRD Common Stock”) issued and outstanding as of two days prior to the closing (the “Determination Date”) (excluding shares held by subsidiaries of FCRD or held, directly or indirectly, by CCAP or Acquisition Sub (“Cancelled Shares”) and Dissenting Shares (as defined below)) shall be converted into the right to receive (i) a portion of the CCAP Aggregate Merger Consideration (as defined below) pursuant to the election and proration procedures described below and (ii) from CCAP Advisor, an amount equal to (a) $35.0 million divided by (b) the number of shares of FCRD Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares) (the “CCAP Advisor Cash Consideration”). The “CCAP Aggregate Merger Consideration” means the sum of (A) a number of shares of common stock, par value $0.001 per share, of CCAP (“CCAP Common Stock”) equal to the number of shares of FRCD Common Stock issued and outstanding as of the Determination Date, multiplied by the Exchange Ratio (as defined below); provided, that in no event will the aggregate number of shares of CCAP Common Stock to be issued pursuant to the Merger Agreement (the “Total CCAP Stock Consideration”) exceed 19.99% of the number of shares of CCAP Common Stock issued and outstanding as of October 3, 2022, and (B) if the Total CCAP Stock Consideration is less than the FCRD Closing Net Asset Value (as defined below), an amount in cash, without interest, to be paid by CCAP equal to (a) the FCRD Closing Net Asset Value (as defined below) minus the Aggregate Share Consideration Value (as defined below) (such cash amount, the “CCAP Aggregate Cash Consideration”).

On the Determination Date, each of CCAP and FCRD shall deliver to the other party a calculation of its estimated net asset value, as adjusted pursuant to the terms of the Merger Agreement, as of 5:00 p.m. New York City time on the Determination Date, calculated in good faith (the total net asset value of CCAP as of the Determination Date, the “CCAP Closing Net Asset Value” and the total net asset value of FCRD as of the Determination Date, the “FCRD Closing Net Asset Value”); provided, that each party shall update and redeliver such calculation in certain circumstances described in the Merger Agreement. Based on such calculations, the parties will calculate the “CCAP Per Share NAV”, which will equal the CCAP Closing Net Asset Value divided by the number of shares of CCAP Common Stock issued and outstanding as of the Determination Date and the “FCRD per Share NAV”, which will equal the FCRD Closing Net Asset Value divided by the number of shares of FCRD Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares). The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the FCRD Per Share NAV divided by (ii) the CCAP Per Share NAV. The “Aggregate Share Consideration Value” shall refer to (a) the Total CCAP Stock Consideration multiplied by (b) the CCAP Per Share NAV.

Each person who as of the Effective Time is a record holder of shares of FCRD Common Stock shall be entitled, with respect to all or any portion of such shares, to make an election to receive its portion of the CCAP Aggregate Merger Consideration in cash (an “Election”), subject to the conditions and limitations set forth in the Merger Agreement. Any record holder of shares of FCRD Common Stock at the record date who does not make an Election shall be deemed to have elected to receive payment of its portion of the CCAP Aggregate Merger Consideration for its shares of FCRD Common Stock in the form of CCAP Common Stock. In addition, if the Aggregate Share Consideration Value is equal to or greater than the FCRD Closing Net Asset Value, then each share of FCRD Common Stock shall be deemed to be a share with respect to which an Election has not been made. For the purpose of making Elections, a record holder of FCRD Common Stock that is a registered clearing agency and whose legal title on behalf of multiple ultimate beneficial owners shall be entitled to submit elections as if each ultimate beneficial owner were a record holder of FCRD Common Stock.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of FCRD, CCAP, Acquisition Sub, Acquisition Sub 2 and CCAP Advisor. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring FCRD and CCAP (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to use reasonable best efforts conduct its business in the ordinary course and (iii) to refrain from taking certain actions prior to the consummation of the Mergers without the other party’s consent (which consent shall not be unreasonably withheld, delayed or conditioned).

The Merger Agreement contains “no-shop” provisions that restrict FCRD’s ability to solicit or initiate discussions or negotiations with third parties regarding other proposals to acquire FCRD, and FCRD is restricted in its ability to respond to such proposals. In addition, FCRD must (i) call and hold a meeting of the holders of FCRD stockholders solely for the purpose of seeking the adoption of the Merger Agreement by the holders of at least a majority of the outstanding shares of FCRD Common Stock entitled to vote thereon (such approval, the “FCRD Stockholder Approval” and such meeting, the “FCRD Stockholders Meeting”), (ii) include, in the Proxy Statement, the recommendation of the board of directors of FCRD that the stockholders of FCRD adopt the Merger Agreement and approve the transactions contemplated thereby (the “FCRD Recommendation”) and (iii) not withhold or withdraw, or modify or qualify in a manner adverse to CCAP or Acquisition Sub, the FCRD Recommendation.

Conditions to the Mergers

The consummation of the Mergers is subject to the satisfaction or (to the extent permitted by law) waiver of certain customary closing conditions, including obtaining the FCRD Stockholder Approval. The obligation of each party to consummate the Mergers is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

Termination

The Merger Agreement contains customary termination rights. In particular, at any time prior to receipt of the FCRD Stockholder Approval, FCRD may terminate the Merger Agreement in order to substantially concurrently enter into a binding definitive agreement providing for the consummation of a superior proposal, subject to FCRD’s compliance with notice and other specified conditions contained in the non-solicitation covenants, including giving CCAP the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice, and provided that FCRD has not otherwise materially breached any provision of the non-solicitation covenants.

If the Merger Agreement is terminated by FCRD as provided in the foregoing paragraph or is terminated under certain other circumstances, upon notice by CCAP, FCRD must pay CCAP a termination fee equal to $5,555,550 (“FCRD Termination Fee”), minus any amounts that FCRD previously paid to CCAP in the form of expense reimbursement. Similarly, if the Merger Agreement is terminated under certain other circumstances by CCAP, upon notice by FCRD, CCAP must pay FCRD a termination fee equal to $7,142,850.

If the FCRD Stockholder Approval is not obtained, the Merger Agreement may be terminated by CCAP or FCRD and under circumstances in which the FCRD Termination Fee is not then payable to CCAP, FCRD must reimburse CCAP and its affiliates for all of their documented out-of-pocket fees and expenses (including all documented fees and expenses of counsel, financial advisors, accountants, experts and consultants to CCAP, Acquisition Sub, Acquisition Sub 2 and their affiliates) incurred and payable by CCAP, Acquisition Sub or Acquisition Sub 2 or on their behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the Merger Agreement and the transactions contemplated thereby, up to a maximum reimbursement payment of $1,500,000.

Voting Agreement

Concurrently with CCAP entering into the Merger Agreement, CCAP also entered into a letter agreement (the “Voting Agreement”) with First Eagle Investment Management LLC (“FEIM”), with respect to 5,004,000 shares FCRD Common Stock (the “Voting Agreement Shares”). Pursuant to the Voting Agreement, FEIM has agreed to (i) grant an irrevocable proxy to CCAP and vote (or direct the Voting Agreement Shares to vote) in favor of the Mergers, and any other matter contemplated as necessary or advisable to the consummation of the Mergers at the FCRD Stockholders Meeting, (ii) not to vote in favor of any competing proposal, alternative acquisition agreements, or any proposal, transaction, agreement or action that would, or could reasonably be expected to, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the Mergers or any of the other transactions contemplated by the Merger Agreement, in contravention of the terms and conditions set forth in the Merger Agreement or change in any manner the voting rights of any class of shares of FCRD, and (iii) to not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, convey any legal or beneficial ownership interest in or otherwise dispose of, or encumber any of the Voting Agreement Shares or enter into any contract, option, or other agreement with respect to, or consent to, a transfer of, any of the Voting Agreement Shares or their voting or economic interest therein other than pursuant to the Merger Agreement and in connection with the Merger during the period commencing on the date of the Voting Agreement and ending on the earlier of (a) the closing date, or (b) the termination of the Merger Agreement.

General

The foregoing summary description of the Merger Agreement and the Voting Agreement are subject to and qualified in their entirety by reference to the Merger Agreement and the Form of Voting Agreement, copies of which are attached hereto as Exhibits 2.1 and 10.2, respectively, and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Item 7.01.	Regulation FD Disclosure.

On October 4, 2022, CCAP and FCRD issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is included as Exhibit 99.1 to this Form 8-K.

The information furnished pursuant to this Item 7.01, including the related exhibit, shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), except as shall be expressly set forth by specific reference in such a filing by CCAP with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 3, 2022, by and among Crescent Capital BDC, Inc., Echelon Acquisition Sub, Inc., Echelon Acquisition Sub LLC, First Eagle Alternative Capital BDC, Inc. and Crescent Cap Advisors, LLC

10.1	Form of Voting Agreement

99.1	Press release dated October 4, 2022

104	Cover page interactive data file (embedded within the Inline XBRL document)

*

Schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

***********

Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between CCAP and FCRD pursuant to the Merger Agreement dated October 3, 2022, by and among CCAP, FCRD, CCAP Advisor and two wholly-owned subsidiaries of CCAP. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of FCRD may not be obtained; (2) the risk that the mergers or other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by CCAP and FCRD or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) uncertainty with respect to the trading levels of shares of the combined company’s common stock on NASDAQ; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of CCAP and FCRD; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in achieving synergies and cost savings of the combined company; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Merger Agreement; (11) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in laws or regulations or interpretations of current laws and regulations that would impact CCAP’s classification as a business development company; and (14) changes in general economic and/or industry specific conditions. Some of these factors are enumerated in the filings CCAP and FCRD have made with the Securities and Exchange Commission (the “SEC”), and will be contained in the materials CCAP and FCRD will file with the SEC in connection with the proposed transactions under the Merger Agreement, including CCAP’s registration statement on Form N-14 (the “Registration Statement”), which will include FCRD’s proxy statement on Schedule 14A that also constitutes a prospectus of CCAP (the “Proxy Statement/Prospectus”).

The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, neither CCAP nor FCRD undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or development, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving CCAP and FCRD, along with related proposals for which FCRD stockholder approval will be sought (the “Proposals”). In connection with the proposed transaction, including the Proposals, CCAP and FCRD, as applicable, will file relevant materials with the SEC, including the Registration Statement and the Proxy Statement/Prospectus. The Registration Statement and Proxy Statement/Prospectus will each contain important information about CCAP, FCRD, the proposed transaction, the Proposals and related matters. INVESTORS AND SECURITY HOLDERS OF FCRD ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CCAP, FCRD, THE PROPOSED TRANSACTION, THE PROPOSALS AND RELATED MATTERS. Investors and security holders will be able to obtain the Registration Statement, the Proxy Statement/Prospectus and other documents filed with the SEC by CCAP or FCRD, as applicable, free of charge, from the SEC’s website at www.sec.gov or, for documents filed by CCAP, from CCAP’s website at https://www.crescentbdc.com and for documents filed by FCRD, from FCRD’s website at www.firsteagle.com/FEACBDC. Investors and security holders may also obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents filed with the SEC from CCAP by contacting CCAP’s Investor Relations Department at bdcir@crescentcap.com or from FCRD by contacting FCRD’s Investor Relations Department at FEAC.IR@firsteagle.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, CCAP, FCRD, and their respective directors and executive officers, other members of their management and employees, including certain employees and officers of First Eagle Alternative Credit, LLC and CCAP Advisor, may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information regarding CCAP’s directors and executive officers is available in its definitive proxy statement for its 2022 annual meeting of stockholders filed with the SEC on March 29, 2022. Information regarding FCRD’s directors and executive officers is available in its definitive proxy statement for its 2022 annual meeting of stockholders filed with the SEC on April 26, 2022. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in CCAP’s 2022 proxy statement and FCRD’s 2022 proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and the Proxy Statement/Prospectus when such documents become available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Proposals or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Crescent Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2022

CRESCENT CAPITAL BDC, INC.

By:	/s/ Gerhard Lombard
Name:	Gerhard Lombard
Title:	Chief Financial Officer